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                                                                    EXHIBIT 10.5

                              UNANIMOUS CONSENT
                                      OF
                                 SHAREHOLDERS
                                      OF
                 COMPUTER TRANSLATION SYSTEMS & SUPPORT, INC.
                          (a California Corporation)


        The undersigned being all the shareholders of Computer Translation Systems & Support, Inc., a California corporation (the "Corporation"), hereby give their unanimous consent without a called meeting of the shareholders for the adoption of the following resolutions:

        RESOLVED, that the Corporation redomicile itself in the State of Texas and that this be done prior to April 1, 1997, by the creation of a new Texas corporation which shall be and is hereby designated the successor corporation of the Corporation;

        RESOLVED, the officers of the Corporation are hereby authorized to execute any and all documents which shall effect the incorporation of a new, successor Texas corporation to the Corporation;

        RESOLVED, that all the cash, securities, real and personal property, other assets, rights, interests, intellectual property, processes, products, licenses, patents, of every kind and nature, held by the Corporation shall be and is hereby assigned to the Texas successor corporation;

        RESOLVED, that all the liabilities, contingent or otherwise, shall be and are hereby assigned to the Texas successor corporation;

        RESOLVED, that all actions by the Board of Directors of the Corporation since the last meeting of the shareholders are hereby ratified, adopted, and confirmed.

        Effective this 26th day of March, 1997.


                                                SHAREHOLDERS


                                                ----------------------------
                                                Jerold P. Lefler


                                                ----------------------------
                                                Merle Moore


AGREED:


----------------------------
Lawrence West Melquiond
a/k/a Larry West